UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 8, 2012

Date of report (Date of earliest event reported)

Feihe International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor

Chaoyang District, Beijing, China 100016

(Address of principal executive offices, including Zip Code)

+86 (10) 8457-4688

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 9, 2012, Feihe International, Inc. (the “Company”) reported its results of operations for the fiscal quarter ended September 30, 2012. The Company’s press release is furnished herewith as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 8, 2012, the Company held an annual meeting of its shareholders (the “Annual Meeting”). Set forth below is a brief description of the proposals on which the Company’s shareholders voted at the Annual Meeting and the voting results for each proposal.

1.  A proposal (the “Election Proposal”) to elect the following seven directors to serve until their successors are duly elected and qualified:

Nominee	Votes For	Votes Against (Withholds)	Abstentions	Broker Non-Votes
Leng You-Bin	9,161,486	44,084	N/A	5,430,743
Liu Sheng-Hui	9,113,945	91,625	N/A	5,430,743
Liu Hua	9,107,111	98,459	N/A	5,430,743
Kirk G. Downing, Esq.	8,895,249	310,321	N/A	5,430,743
Xiaofei Ren	9,119,025	86,545	N/A	5,430,743
Jingjun Mu	9,119,464	86,106	N/A	5,430,743
David Dong	9,118,464	87,106	N/A	5,430,743

The votes in favor of Leng You-Bin, Liu Hua, Liu Sheng-Hui, Kirk G. Downing, Esq., Xiaofei Ren, Jingjun Mu and David Dong were sufficient to elect each of them as directors.

2.  A proposal (the “Auditor Ratification Proposal”) to ratify the appointment of Crowe Horwath (HK) CPA Ltd. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,555,636	70,691	9,986	0

The votes in favor of the Auditor Ratification Proposal were sufficient to approve and adopt the Auditor Ratification Proposal.

3.  A proposal (the “Say-on-Pay Proposal”) to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and related narrative disclosures in the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,034,882	28,443	142,245	5,430,743

The advisory votes in favor of the Say-on-Pay Proposal were sufficient to approve, on an advisory basis, the Say-on-Pay Proposal.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description
99.1	Press release of Feihe International, Inc. dated November 9, 2012 announcing financial results for the fiscal quarter ended September 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEIHE INTERNATIONAL, INC.

By:	/s/ Leng You-Bin
Leng You-Bin
Chairman and CEO

Date: November 9, 2012

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release of Feihe International, Inc. dated November 9, 2012 announcing financial results for the fiscal quarter ended September 30, 2012